The Royce Fund

Royce Technology Value Fund

Supplement to the Prospectus
dated, May 1, 2008

        Effective July 1, 2008, The Royce Fund will apply an early redemption fee of 1% on purchases of shares of Royce Technology Value Fund (the "Fund") that are held for less than 180 days. Shares purchased up to 180 days prior to July 1, 2008, that had been subject to a 2% redemption fee, will be subject to the lower 1% redemption fee.

        The following replaces the "Shareholder Fees" table for the Fund on page 31 of the Prospectus:

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee
On purchases held for 180 days or more	None
On purchases held for less than 180 days	1.00%

June 24, 2008

RTV-SUPP 07-01-08